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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-21577                84-1100630
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)       File Number        Identification Number)

                                1821 30th Street
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         In connection with the resignation of Robert Dimond, the Chief Financial Officer of Registrant, Mr. Dimond's offer letter, which contained certain terms of employment, and the Severance Agreement between Mr. Dimond and the Registrant will terminate effective December 31, 2006, and the Robert Dimond Equity Incentive Plan will be terminated after the expiration of the options granted thereunder.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On December 19, 2006, Robert Dimond provided notice of resignation from his position as Chief Financial Officer, effective December 31, 2006.

         The Registrant will immediately commence a search for a chief financial officer. In the interim, the Finance and Accounting Departments of the Registrant will report directly to Gregory Mays, Chairman of the Board of Registrant and former Chief Financial Officer of Ralphs Grocery Company.

         A copy of Registrant's press release announcing Mr. Dimond's resignation is attached as Exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

         Exhibit 99.1 Press release dated December 20, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     Wild Oats Markets, Inc.
                                                     (Registrant)

                                                      By: /s/ Freya R. Brier
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                                                          Freya R. Brier
Date: December 20, 2006                                   Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Press Release of Wild Oats Markets, Inc. dated December 20, 2006.